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                                                                    EXHIBIT 10.5

                             THIRD AMENDMENT TO THE
                           U.S. ROBOTICS CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


     The U.S. Robotics Corporation Employee Stock Purchase Plan (the "Plan") is hereby amended, effective January 1, 1997, as follows:

     1. Section 3(c) of the Plan shall be amended to read as follows:

     "An employee shall not be eligible to participate in the Plan:

                 (i) Who has been employed less than three consecutive
            months;

                 (ii) Whose customary employment is 20 hours or less per
            week; or

                 (iii) Whose customary employment is for less or not
            more than five months in any calendar year.

      2. Any reference to "full" shares in the Plan shall be deemed to include fractional shares as well.

     IN WITNESS WHEREOF, U.S. Robotics Corporation has caused this Amendment to be executed by its officer hereto duly authorized this 14th day of November, 1996.

                                U.S. ROBOTICS CORPORATION,
                                a Delaware corporation


                                By:   /s/ Mark Remissong

                                Its:  Vice President and Chief Financial Officer